                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       August 27, 2004 (August 26, 2004)



                          ENCYSIVE PHARMACEUTICALS INC.
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             (Exact name of registrant as specified in its charter)




        DELAWARE                      0-20117               13-3532643
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(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)        Identification No.)




6700 WEST LOOP, 4TH FLOOR, BELLAIRE, TEXAS                      77401
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 (Address of principal executive offices)                     (Zip Code)




        Registrant's telephone number, including area code: 713-796-8822




                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

          On August 26, 2004, Encysive Pharmaceuticals Inc. issued a press release announcing results from a 24-subject drug interaction study of Thelin(TM) (sitaxsentan) and Viagra(TM) (sildenafil) which demonstrated a minor pharmacokinetic drug-drug interaction. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

              99.1     Press Release.






                            [SIGNATURE PAGE FOLLOWS]

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ENCYSIVE PHARMACEUTICALS INC.
                                                     (Registrant)


Date:  August 27, 2004                         /s/ Stephen L. Mueller
                                      ------------------------------------------
                                                   Stephen L. Mueller
                                      Vice President, Finance and Administration
                                                 Secretary and Treasurer

                                  EXHIBIT INDEX


Exhibit
Number                Description
-------               -----------

 99.1                Press Release.